Exhibit 10.32
                                                                   -------------
                               EIGHTH AMENDMENT TO
                     LINE OF CREDIT NOTE AND LOAN AGREEMENT

                                (LINE OF CREDIT)


Paragon Technologies, Inc.
600 Kuebler Road
Easton, Pennsylvania 18040

Ermanco Incorporated
6870 Grand Haven Road
Spring Lake, Michigan 49456
(Individually and collectively "Borrower")

Wachovia Bank, National Association
702 Hamilton Street
Allentown, Pennsylvania 18101
(Hereinafter referred to as "Bank")

         THIS EIGHTH AMENDMENT TO LINE OF CREDIT NOTE AND LOAN AGREEMENT is entered into as of June 5, 2003 by and between Bank and Borrower.

                                    RECITALS

         Bank is the holder of a Line of Credit executed and delivered by Borrower, dated September 30, 1999, in the original principal amount of $6,000,000.00 (as amended, the "Note"); and certain other loan documents, including without limitation, a Loan Agreement, dated September 30, 1999 (as amended, the "Loan Agreement").

         Borrower and Bank have agreed to modify the terms of the Note and the Loan Agreement.

         In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct. MODIFICATIONS.

1. The term of the Note and the Loan Agreement are hereby changed to June 30, 2004.

2. The Loan Agreement is hereby modified to define the "Borrowing Base" as follows:

         "Borrowing Base" means (a) 80% of the net amount of Eligible Accounts, plus (b) 40% of the value of Eligible Inventory, plus (c) 100% of the Orderly Liquidation Value of Equipment, unencumbered by any liens other than in favor of Bank, minus (d) the unpaid principal balance of Term Loan B.

         "Eligible Account" means an account receivable not more than 90 days from the date of the original invoice that arises in the ordinary course of Borrower's business and meets the following eligibility requirements: (a) the sale of goods or services reflected in such account is final and such goods and services have been delivered or provided and accepted by the account debtor and payment for such is owing; (b) the invoices comprising an account are not subject to any claims, returns or disputes of any kind; (c) the account debtor is not insolvent; (d) the account debtor has its principal place of business in the United States; (e) with the exception of SI/BAKER (to the extent of $350,000.00), the account debtor is not an Affiliate of Borrower and is not a supplier to Borrower and the account is not otherwise exposed to risk of set-off; (f) not more than thirty percent of the original invoices owing Borrower by the account debtor are more than 90 days from the date of the original invoice; (g) the account is not subject to any lien prior to the lien of Bank; and (h) the account does not arise from any contract or agreement with the United States of America or any agencies or representatives thereof unless Bank has obtained full compliance to its complete satisfaction with all provisions necessary to protect Bank's interests under The Assignment of Claims Act of 1940, as amended, or any successor statute and all regulations promulgated thereunder and all other federal procurement laws and regulations. "Eligible Account" may include an account secured by a letter of credit issued by a financial institution acceptable to Bank.

3. The Loan Agreement is hereby modified by amending the provision regarding Funds Flow Coverage Ratio as follows:

         Funds Flow Coverage Ratio. Borrower shall, for the quarter ending June 30, 2003, and thereafter maintain a Funds Flow Coverage Ratio of not less than 1.25 to 1.00, measured quarterly. "Funds Flow Coverage Ratio" shall mean the sum of quarterly earnings (excluding earnings attributed to SI/Baker) before interest expense, taxes, depreciation, amortization, and extraordinary gains as defined in generally accepted accounting principles, plus quarterly dividends distributed by SI/Baker and paid to Borrower divided by the sum of the current maturity of long term debt plus interest expense due and payable for the subject quarter.

4. The Loan Agreement is hereby modified by amending the provision regarding Minimum Liquidity as follows:

         Minimum Liquidity. Borrower shall, at all times, maintain not less than $2,000,000.00 in cash, measured at quarters end, excluding any cash of Borrower held as collateral by Bank for Term Loan A under the Security Agreement of even date.

5. The Loan Agreement is hereby modified by amending the provision regarding the Subordinated Debt as follows:

         Subordinated Debt. At any time, Borrower may prepay indebtedness to former shareholders of Ermanco Incorporated (the "Subordinated Debt") so long as the outstanding principal amount of the Subordinated Debt is not less than $2,000,000.00. Beginning with the quarter ending June 30, 2003, and thereafter, Borrower may make cash payments of interest only on the Subordinated Debt provided that (i) Borrower is in full compliance with all Financial Covenants as set forth herein, including without limitation, the Funds Flow Coverage Ratio set forth herein, and
         (ii) said payments do not cause to exist any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default. At any time after payment in full of the obligations under that Promissory

         Note (Term Loan B) executed contemporaneously herewith, Borrower may prepay all amounts of Subordinated Debt then or thereafter outstanding.

6. The Loan Agreement is hereby modified by amending the provision regarding the Financial Covenants by adding the following sentence:

         Upon payment in full of the obligations under that Promissory Note (Term Loan B) executed contemporaneously herewith, all of the Financial Covenants as set forth herein (with the exception of the "Deposit Relationship" requirement) shall terminate.

7. The Loan Agreement is hereby modified by amending the provision regarding the Limitation on Debt as follows:

         Limitation on Debt. Borrower shall not, directly or indirectly, create, incur, assume or become liable for any additional indebtedness, whether contingent or direct, if giving effect to such additional debt on a pro forma basis causes the aggregate amount of Borrower's debt to exceed $400,000.00, excluding (a) obligations to Bank, and (b) Subordinated Debt payable to the former shareholders of Ermanco Incorporated, which shall not exceed $3,000,000.00 in the aggregate.

8. Attached hereto as Exhibit "A" is a revised Compliance Certificate which is hereby substituted for the prior Compliance Certificate in its place and stead.

9. Attached hereto as Exhibit "B" is a revised Certificate of Borrowing Base which is hereby substituted for the prior Certificate of Borrowing Base in its place and stead.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                                 PARAGON TECHNOLOGIES, INC.


                                 By: /s/ William R. Johnson               (SEAL)
                                   -------------------------------------
                                     William R. Johnson, President


                                 ERMANCO INCORPORATED


                                 By: /s/ Ronald J. Semanick               (SEAL)
                                     -------------------------------------
                                     Name:  Ronald J. Semanick, Treasurer
                                     Title: Treasurer


                                 WACHOVIA BANK, NATIONAL ASSOCIATION


                                 By: /s/ Peter A. Gray                    (SEAL)
                                     -------------------------------------
                                     Peter Gray, Vice President

                                    Exhibit A
                        Quarterly Compliance Certificate
         Borrowers: Paragon Technologies, Inc. and Ermanco Incorporated
                             Account#______________

Wachovia Bank, National Association                         No. ________________
702 Hamilton Street
Allentown, Pennsylvania 18101                               Date________________

I hereby certify that as of ___________ (the "effective date"), the Borrowers are in full and complete compliance with all terms, conditions and covenants contained in that certain Loan Agreement dated September 30, 1999, as amended, between First Union National Bank, now Wachovia Bank, National Association and the Borrowers and all Loan Documents as referenced therein, including without limitation, the following financial covenants:

1.     Funds Flow Coverage Ratio for the subject quarter is _________ to 1.00, calculated as follows:
                Quarterly earnings before interest expense, taxes, depreciation, amortization and extraordinary gains (as defined by generally accepted accounting principles)  .  .  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                Minus quarterly earnings attributed to SI/BAKER . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                Plus quarterly dividends distributed by SI/BAKER  . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
       (a)      Total  . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------

                Current maturity of long-term debt due and payable for subject quarter  . . . . . . . $
                                                                                                        --------------
                Quarterly interest expense .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
       (b)      Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                           (a) Divided by (b) = ________ to 1.00        [not less than 1.25 to 1.00]

2.     Total Liabilities to Net Worth Ratio is ________ to 1.00, calculated as follows:

       (a)      Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
       (b)      Total Liabilities (excluding subordinated debt) . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
       (c)      Net Worth (a less b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------

       Total Liabilities (excluding subordinated debt) to Net Worth Ratio (b divided by c) is __________ to 1.00
                           [must be not more than 1.75 to 1.00]

3.     Current Ratio is __________ to 1.00, calculated as follows:

       (a)      Current Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
       (b)      Current Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                           (a) Divided by (b) = ________ to 1.00 [must be not less than 1.20 to 1.00]

4.     Borrower's Aggregate Debt
                Borrower's Outstanding Debt (List)
                Obligations to Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                Obligations to Other Institutional Lenders  . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                Obligations to Shareholders, Subsidiaries and Other Affiliates  . . . . . . . . . . . $
                                                                                                        --------------
                Capital Lease Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
       (a)      Total Outstanding Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                Bank Obligations ($___________)
                Subordinated Notes to former Ermanco shareholders ($__________)
                      [not to exceed $3,000,000.00]
       (b)      Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $
                                                                                                        --------------
                      (a) minus (b) = $________________
                      [not to exceed $400,000.00]





5. Minimum Liquidity is $_________________ [must not be less than $2,000,000.00, excluding cash collateral maintained for Term Loan A]

I hereby certify to the best of the undersigned's knowledge, information, and belief, this above financial information, as derived from each Borrowers' accounting records, as true and correct in all material respects, and that no material adverse change in the financial condition of either Borrower has occurred since the effective date of this certification.

                                       PARAGON TECHNOLOGIES, INC.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    EXHIBIT B
                      Monthly Certificate of Borrowing Base
         Borrowers: Paragon Technologies, Inc. and Ermanco Incorporated
                          Account # ___________________

Wachovia Bank, National Association             No.____________________________
702 Hamilton Street
Allentown, Pennsylvania  18101                  Date___________________________

I hereby certify that as of _____________ (the "effective date") the following accounts receivable, inventory and equipment were pledged as collateral for our loan:

1)     Total Accounts Receivable.................................................................... $
                                                                                                     ---------------

Less:  Unqualified Accounts Receivable (List)
       Agings over 90 days............................................$
                                                                      ---------------
       Accounts with 30% or more of balance over 90 days past due.....
                                                                      ---------------
       Foreign Debtor (excluding those secured by Letter of Credit)...
                                                                      ---------------
       Affiliates (excluding SI/BAKER [not to exceed $350,000]).......
                                                                      ---------------
       Government Contracts (excepting compliance with Assignment of Claims Act)............................................
                                                                      ---------------
       Other..........................................................
                                                                      ---------------

2)     Total Unqualified Receivables...............................................  $
                                                                                     ---------------
3)     Qualified Accounts Receivable...............................................
                                                                                     ---------------
                                                                         Advance Rate      80%
                                                                                     ---------------

4)     Loan Available on Accounts Receivable........................................................ $
                                                                                                     ---------------
5)     Total Raw Material Inventory................................................
                                                                                     ---------------
       Total WIP Inventory.........................................................
                                                                                     ---------------
       Total Finished Goods Inventory..............................................
                                                                                     ---------------

Less:  Unqualified Inventory (List).................................
                                                                    ----------------
       Unmerchantable/Obsolete......................................
                                                                    ----------------
       Other........................................................
                                                                    ----------------

6)     Total Unqualified Inventory.................................................
                                                                                     ---------------
7)     Qualified Inventory.........................................................  $
                                                                                     ---------------
                                                                         Advance Rate      40%
                                                                                     ---------------

8)     Loan Available on Inventory.................................................................. $
                                                                                                     ---------------
9)     Total Equipment Inventory.................................................................... $
                                                                                                     ---------------

Less:  Unqualified Equipment (List).................................
                                                                    ----------------

10)    Qualified Equipment..........................................................  $
                                                                                     ---------------
11)    100% of Orderly Liquidation Value of Equipment............................................... $
                                                                                                     ---------------
12)    Total Loan Available as per Collateral.......................................................
                                                                                                     ---------------
13)    Total Line of Credit Outstanding.............................................................
                                                                                                     ---------------
14)    Total Term Loan "B" Outstanding..............................................................
                                                                                                     ---------------
15)    Increase Available (12 less 13 and 14) (or Increase Requested $___________)..................
                                                                                                     ---------------

       Payment Due and Enclosed     Excess Collateral  .............................................
                                  ---------------------                                              ---------------

         **The total of items 13 and 15 is not to exceed the $1,000,000.00 line of credit.

I hereby certify to the best of the undersigned's knowledge, information, and belief, this above financial information, as derived from each Borrower's accounting records, as true and correct in all material respects, and that no material adverse change in the financial condition of either Borrower has occurred since the date of this certification.

         Paragon Technologies, Inc.

         By:
            ----------------------------------------------
              Name:
              Title: